SUPPLEMENT DATED JUNE 7, 2013
to

PROSPECTUS DATED APRIL 29, 2013
FOR SUN PRIME VARIABLE UNIVERSAL LIFE

PROSPECTUS DATED APRIL 29, 2011
FOR SUN PRIME SURVIVORSHIP VARIABLE UNIVERSAL LIFE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT D

The Board of Trustees of the MFS Total Return Portfolio (“the Fund”) has approved the proposed reorganization of the Fund into the MFS Total Return Series in mid-August, 2013.  The proposed reorganization is subject to approval by the shareholders of the Fund at a shareholders’ meeting expected to be held in August, 2013.  Should the reorganization occur, shares of the Fund will be exchanged for shares of the MFS Total Return Series.  A prospectus/proxy statement with a full description of the MFS Total Return Series and the terms of the proposed reorganization is expected to be mailed to Fund shareholders on or about June 14, 2013.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.